UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                               ______________

                                  FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of Earliest Event Reported)   April 4, 2006

                     Commission File Number: 000-14047

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

     Nevada                                                 04-2392188
(State or jurisdiction of                 (IRS Employer Identification No.)
 incorporation or organization)

                    2100 West Orangewood Ave, Suite 220
                          Orange, California 92868

        (Address of principal executive offices, including zip code)

                               (949) 376-4846
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                     LIBERTY DIVERSIFIED HOLDINGS, INC.


SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2006, Liberty Diversified Holdings, Inc. (the "Company") executed Amendment No. 2 (the "Amendment") to the Stock Purchase Agreement for the acquisition of MCR Packaging and Printing Corp. ("MCR") dated December 31, 2005 ("Stock Purchase Agreement"). Pursuant to the Amendment, the Company obtained an extension of time until April 30, 2006 to deliver 800,000 shares of Series D Preferred Stock, subject to filing with the Nevada Secretary of State, thereby curing the Company's breach of the Stock Purchase Agreement and preserving the Company's acquisition of MCR. In addition, pursuant to the Amendment, Mario Ramirez agreed to appointment as director of the Company, to serve as Co-Chairman with Ronald C. Touchard.

MCR shall operate as a wholly owned subsidiary of the Company. The Company intends to raise funds in order to finance the growth and business of MCR. Pursuant to the Stock Purchase Agreement, Mario Ramirez and MCR have reserved the right to rescind the purchase and sale set forth in the Agreement during the 13 month period following the Closing date set forth in the Stock Purchase Agreement in the event the Company does not raise the funds specified in the Agreement for an aggregate of $3,000,000. In the event of rescission, Mario Ramirez shall return the 800,000 shares of Series D Preferred to the Company and shall refund any monies received from the Company, including money invested by investors for the purpose of funding MCR's operations and business plan.

Prior to the Stock Purchase Agreement transaction, Mario Ramirez was a 14.4% beneficial owner of the Company's securities, comprised of 2,850,000 Series A Preferred shares of the Company. There are no other material relationships between the Company or its affiliates and any of the parties.

THE VOTING AGREEMENT

In connection with the execution of the Amendment, Ronald C. Touchard, the Chairman of the Board and Chief Executive Officer of the Company, and Mario Ramirez entered into a Voting Agreement, dated as of April 3, 2006, whereby, in consideration of Mario Ramirez consummating the Amendment and for as long as Ronald C. Touchard has the power to vote at least 50% of the shares of the Company, the parties agreed as follows: in order to act in the best interests of the Company, its subsidiary MCR Packaging and Printing Corp., and its other subsidiaries, the parties shall vote together, in unison, with regards to all shares which they have the power to vote, whether through direct ownership or by proxy with regards to all matters which may require a shareholder vote of the Company. Should the parties disagree as to their vote, both parties shall be required to abstain from voting any of the shares which they have the power to vote.


The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the respective Voting Agreement, which agreement are filed as Exhibit 99.1 and incorporated herein by reference.


SECTION 3 SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

(b)  In connection with the Stock Purchase Agreement described further in
Item 1.01, the Company agreed to designate, SUBJECT TO THE EFFECTIVE FILING OF A CERTIFICATE OF DESIGNATION OF SERIES D PREFERRED STOCK WITH THE NEVADA SECRETARY OF STATE, a class of Series D Convertible Preferred Stock ("Series D Preferred") consisting of 1,050,000 shares, 800,000 of which are issuable no later than April 30, 2006. With regards to rights upon liquidation, the shares of Series D Preferred shall rank pari passu to each other and to shares of Series B Convertible Preferred Stock, and shall rank senior and prior to (i) shares of common stock of the Company ("Common Stock"), (ii) shares of Series A Convertible Preferred Stock and (iii) each other class or series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series D Preferred Stock, as applicable. By a majority vote of Series A Convertible Preferred Shareholders, said shareholders have agreed to this liquidation preference. No other shareholder vote is required. Series D Preferred shall be entitled to dividends on an as converted basis and shall be entitled to vote on an as converted basis. The conversion rate of Series D Preferred shall be variable, contingent upon the market value of the Company's Common Stock at the time of conversion. Each 100,000 share block shall be valued at $1,000,000. The number of shares of Common Stock into which the 100,000 share block may be converted shall equal 1,000,000 divided by the market price of the Company's Common Stock at the time of conversion. The market price of the Common Stock shall be the ten day weighted average trading price of the Company's Common Stock, with a ceiling of $1.00 and a floor of $0.05 for the purposes of the conversion. Currently, pursuant to the Stock Purchase Agreement hereinabove described,
there are 800,000 shares of Series D Preferred outstanding.   These shares
will convert onto a minimum of 8,000,000 shares of Common Stock and have the potential of being extremely dilutive to other classes of the Company's securities.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


(d) (1) On April 3, 2006, Mario Ramirez was appointed as to the Board of Directors to serve with Ronald C. Touchard as Co-Chairman.

     (2) In connection with the execution of the Amendment described further in Item 1.01, Ronald C. Touchard, the Chairman of the Board and Chief Executive Officer of the Company, and Mario Ramirez entered into a Voting Agreement, dated as of April 3, 2006, whereby, in consideration of Mario Ramirez consummating the Amendment and for as long as Ronald C. Touchard has the power to vote at least 50% of the shares of Liberty, the parties agreed as follows: in order to act in the best interests of the Company, its subsidiary MCR Packaging and Printing Corp., and its other subsidiaries, the parties shall vote together, in unison, with regards to all shares which they have the power to vote, whether through direct ownership or by proxy with regards to all matters which may require a shareholder vote of the Company. Should the parties disagree as to their vote, both Parties shall be required to abstain from voting any of the shares which they have the power to vote.

There are no other arrangements or understandings between Mario Ramirez and any other persons pursuant to which Mario Ramirez was selected as a director.

     (3) Currently, there are no plans to name Mario Ramirez to any committees of the Board of Directors.

Prior to Mario Ramirez's appointment as Co-Chairman and as previously reported on Form 8K filed January 6, 2006, pursuant to the terms of the Stock Purchase Agreement, Mario Ramirez, the Company and MCR executed an Employment Agreement effective as of January 3, 2006 whereby Mario Ramirez shall receive $25,000 per month as partial compensation to serve as CEO and President of MCR. The Employment Agreement is for a term of 5 years, terminating on December 31, 2010. Concurrently, the Company and Mario Ramirez also entered into a Stock Performance Agreement whereby Mario Ramirez shall receive a one time grant of 250,000 shares of the Series D Preferred should MCR's annual growth in revenues exceeds 20% any time before December 31, 2006.


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(3)  Exhibits

10.1 Stock Purchase Agreement dated December 31, 2005 among Liberty Diversified Holdings, Inc., MCR Packaging and Printing, Corp. and Mario Ramirez incorporated herein by reference to the Company's report on Form 8K filed January 6, 2006.
10.2 Amendment No. 1 to Stock Purchase Agreement dated January 6, 2006 among Liberty Diversified Holdings, Inc., MCR Packaging and Printing, Corp. and Mario Ramirez incorporated herein by reference to the Company's report on Form 8K filed January 6, 2006.
10.3 Amendment No. 2 to Stock Purchase Agreement dated April 3, 2006 among Liberty Diversified Holdings, Inc., MCR Packaging and Printing, Corp. and Mario Ramirez filed herewith.
99.1 Voting Agreement between Ronald C. Touchard and Mario Ramirez dated April 3, 2006, filed herewith.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: April 4, 2006                LIBERTY DIVERSIFIED HOLDINGS, INC.


                                   By: /S/ Ronald C. Touchard
                                   ---------------------------------------
                                           Ronald C. Touchard
                                           CEO and Chairman